SARA
LISTED
NYSE
AMEX

Presentation to Investors
April 2012



SARATOGA
RESOURCES, INC.

Safe Harbor Statement

This presentation includes certain estimates and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, including statements with respect to anticipated operating and financial performance, growth opportunities, growth rates, potential acquisition opportunities, and other statements of expectation. Words such as "expects," "anticipates," "intends," "plans," "believes," "assumes," "seeks," "estimates," "should," and variations of these words and similar expressions, are intended to identify these forward-looking statements. While we believe these statements are accurate, forward-looking statements are inherently uncertain and we cannot assure you that these expectations will occur and our actual results may be significantly different. These statements by the Company and its management are based on estimates, projections, beliefs and assumptions of management and are not guarantees of future performance. Important factors that could cause actual results to differ from those in the forward-looking statements include the factors described in the "Risk Factors" section of our Annual Report on Form 10-K for the year ended December 31, 2011. The Company disclaims any obligation to update or revise any forward-looking statement based on the occurrence of future events, the receipt of new information, or otherwise. This presentation includes certain non-GAAP financial measures that are different from financial measures calculated in accordance with GAAP and may be different from similar measures used by other companies.

Corporate Office

Saratoga Resources, Inc.
7500 San Felipe, Suite 675
Houston, TX 77063
Tel: 713-458-1560
Fax: 713-458-1561

Stock Transfer Agent

Securities Transfer Corporation
Tel: 469-633-0101

Legal Counsel

Slattery, Marino & Roberts
Tel: 504-585-7800

Independent Auditors

Malone Bailey, LLP
Tel: 713-343-4213

Website

www.saratogaresources.com

Stock Ticker

NYSE Amex: SARA

Management Team

- **Thomas F. Cooke, Chairman and Chief Executive Officer**
  - Co-founder and Chairman/CEO of the Company since 1996
  - President of Saratoga Resources from 1996 to October 2007
  - >30 years of experience as an independent oil and gas producer
  - Founder of Texas Petrochem, Inc. in 1987 prior to Saratoga

- **Andrew C. Clifford, President and Director**
  - President and a Director of the Company since October 2007
  - Co-founder and Executive VP of Aurora Gas, an independent gas developer/ producer
  - >33 years of experience in the domestic and international oil and natural gas arena
  - Served in various leadership roles with BHPBilliton, KUFPEC and Exxon

- **Michael O. Aldridge, Chief Financial Officer and EVP**
  - Chief Financial Officer and Executive VP since October 2011
  - 11 years of public accounting experience with Ernst & Young
  - 18 years of public company executive level financial experience in energy industry
  - Served in multiple executive positions with Petroquest, Flores & Rucks and Ocean Energy

Company Snapshot

Company Overview

- **Saratoga's assets currently located in transitional coastline and protected in-bay environment on parish/state leases.**
- **Publicly-traded on NYSE Amex : SARA.**
- **100% WI in virtually all wells.**
- **32,185 gross/net acres, 93% HBP.**
- **Water depth = 0-20 feet.**
- **Current Production (1)**
  - >4,250 Net Boepd, 65% Oil.
  - >5 Net Mmcfgpd shut-in from 13 wells due to low gas prices.
- **Reserve Summary**
  - **1P Reserves: 19.0 MM Boe (2).**
    - PV10: $464 Million.
  - **2P Reserves: 31.9 MM Boe (3).**
    - PV10: $742 Million.
  - **3P Reserves: 65.6 MM Boe (3).**
    - PV10: $1,354 Million.
- **R/P Ratio (4): 20.1 Years.**

Geographical Overview


Main Pass/Breton Sound Assets
Little Bay/SAB
Vermilion 16
State Waters 3 Mile Limit
Grand Bay


Louisiana

(1) As of 4/1/2012; (2) Collarini 1/1/2012 reserves using SEC pricing of 96.19/Bbl oil, $4.11/MMBtu gas; (3) Collarini 1/1/2012 reserves using SEC pricing; (4) Collarini 1/1/12 SEC 1P reserves divided by 2011 production.

Investment Considerations

- Stock positioned to deliver compelling near-term growth.
- Goal to become a $1 billion company via organic growth.
- Company continues to pursue opportunistic acquisitions.
- Strong HBP Position with >32,000 Net Acres.
- 100% WI in virtually all Wells with all rights/all depths.
- Low Hanging Fruit with 55 Recompletion/Workover Opportunities.
- Large Inventory of 24 PUD Wells with Multiple Objectives.
- Long Life Reserves with R/P Ratio of >20 Years.
- Huge Upside in Exploratory Drilling Inventory.
- 65% Oil-Weighted Production with LLS/HLS Premium Pricing.
- Projects with <12 Month Payouts.
- Trading Well Below NAV/Share of Proved Reserves.
- Management has “Skin” in the Game with 32.5% of Common Stock.

Use of Proceeds

- To accelerate SARA's drilling and development program for accretive reserve & production adds
- To increase exposure to higher impact, higher rate-of-return projects from SARA's existing inventory

SARATOGA

Accretion / Dilution

Acceleration Case vs. Base Case Results

Metric	2012 % Increase	2013 % Increase
Net Asset Value per Share	10.3%	18.0%
Enterprise Value	9.1%	29.6%
Net Income	11.1%	56.4%
Earnings per Share	3.1%	42.2%
EBITDAX	5.5%	36.9%
Discretionary Cash Flow	7.1%	33.4%
Discretionary Cash Flow per Share	-0.6%	21.3%
Production	4.6%	29.4%
Proved Reserves	14.5%	25.1%
Capital Expenditures	47.3%	49.4%

SARATOGA

YE 2011 Results

- **Large increase in Net Income**
  - $20.8 MM or $0.93/share, for 2011, compared to Net Loss of $(19.4) MM or $(1.14)/share for 2010 and Net Loss of $(27.0) MM or $(1.62)/share for 2009.
- **400% increase in Discretionary Cash Flow**
  - $30.5 MM, or $1.36/share, for 2011, compared to $6.2 MM, or $0.36/share for 2010.
- **70% increase in EBITDAX**
  - $47.9 MM for 2011, compared to $28.2 MM for 2010.
- **45% increase in Oil/Gas Revenues**
  - $76.2 MM for 2011, compared to $52.7 MM for 2010.
- **200% Reserve Replacement at attractive F & D Costs.**
- **Fourth consecutive year of Positive Reserve Revisions.**
- **Significantly improved Leverage Ratios.**

2011 Work Done

- **Drilled 3 wells, completed 34 recompletions/workovers:**
  - Main Pass 46 Field:
    - Production added from Catina & Four Corners discoveries.
    - 2 new pool discoveries in Four Corners well.
    - 6 new pool discoveries in Roux well.
    - Catina well still flowing at 444 Bopd & Four Corners well at 1,788 Mcfpd as of 3/23/2012.
  - Grand Bay Field:
    - New pool discovery in "R" sand in A192 well.
- **Infrastructure improvements & de-bottlenecking:**
  - Breton Sound 32 Field:
    - Water handling capacity being expanded by 7,000 Bwpd to handle increased water from BS-18, BS-32 & BS-51 by conversion of 1227-8 well.
    - Compression added.
    - Production re-routed from BS-51 via 8 mile 4" pipeline to avoid 3rd party handling.
  - Main Pass 25 Field:
    - Compression added.
    - Water handling capacity expanded, allowing reduction of system operating pressure by 200 #, resulting in more liquids.

YE 2011 Reserves Profile

Total Reserves (1)
65.6 MMBOE, PV10 $1,354 MM


PROVED
$464 MM
34%
POSSIBLE
$612 MM
45%
PROBABLE
$278 MM
21%

Proved Reserves (2)
19.0 MMBOE, PV10 $464 MM


PDSI
$5 MM
1%
PDP
$72 MM
16%
PDBP
$57MM
12%
PUD
$330MM
71%

Not including
>8 TCF plus 600 MMBO deep oil/gas or 50 BCF shallow gas potential!

(1) Collarini 1/1/2012 reserves using SEC pricing with average benchmark prices of $96.19/Bbl oil, $4.11/MMBtu gas or average realized prices of $106.51/Bbl oil, $5.13/Mcf gas (no escalation); (2) Collarini 1/1/2012 SEC 1P reserves using pricing as per (1).

YE 2011 Reserves Profile

Proved Reserves by Asset, PV10 $MM [1]



MAIN PASS 25
$10 MM
OTHER
$13 MM
BRETON SOUND 18
$12 MM
BRETON SOUND 32
$32 MM
MAIN PASS 46
$35 MM
GRAND BAY
$194 MM
VERMILION 16
$168 MM

Proved Reserves by Commodity [1]



Oil
8 MMBOE
42%
Gas
11 MMBOE
58%

(1) Collarini 1/1/2012 reserves using SEC pricing with average benchmark prices of $96.19/Bbl oil, $4.11/MMBtu gas or average realized prices of $106.51/Bbl oil, $5.13/Mcf gas (no escalation).

Proved Reserve Growth (1)

Four years of continuous proved reserves growth…



Proved Reserves, Mboe
20,000
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
-
12,786
17,953
18,025
18,969
65%
35%
58%
42%
56%
44%
58%
42%
YE 2008
YE 2009
YE 2010
YE 2011
Oil (Mboe)
Gas (Mboe)

(1) Collarini SEC reserves.

Reserves Roll Forward [1]

Four straight years of positive reserve revisions!



25,000
20,000
15,000
10,000
5,000
0
MBOE
Acquisition
Discoveries
Revisions
Production
11,223
18,969
YE 2007
2008 Additions
2008 Production
2009 Additions
2009 Production
2010 Additions
2010 Production
2011 Additions
2011 Production
YE 2011

[1] *Collarini SEC reserves.*

Main Pass 52 Well Example

SL 1268 #1 well historical production versus forecast…



Gas (MMcf/mon)
Water (bbl/mon)
Oil (bbl/mon)
100
10
1
100000
1000
10000
100
1000
10
Collarini 1/2009
Oil Projection
Collarini 1/2012
Oil Projection
Water
Oil
18% decline
36% decline
Gas
Collarini 1/2009
Gas Projection
Collarini 1/2012
Gas Projection
00 01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17

…year-on-year revisions plus very conservative projection!

SARATOGA Field-Wide Production Charts

Historical production plus projected 3rd party PDP declines for SARA's main assets…

Breton Sound 18



BRETON SOUND BLOCK 18 FIELD
BS-18 PDF Fixed Expese
SARATOGA RESOURCES, INC.
Hist Gas Cum: 6,268.26 MMcf
Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Gas
Well Count
2007
2008
2009
2010
2011
2012
2013
2014
2015

Breton Sound 32



Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Gas
Well Count
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22
23

Main Pass 25



Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Gas
Well Count
06
07
08
09
10
11
12
13
14
15
16
17
18
19
20
21
22

Main Pass 46



Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Gas
Oil
Well Count
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Main Pass 52



Historical
Projected
Oil (bbl/mon)
Gas (MMcf/mon)
Well Count
Oil
Gas
Well Count
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

…we believe that in many cases the projections are very conservative!

2011 Re-Financings

- **Improved SARA's Balance Sheet, reduced debt by $18 MM.**
- **$162 MM Re-financing in 2011:**
  - $127.5 MM in Senior Secured Notes due 7/1/2016
  - $34.7 MM Private Placement of Common Stock
- **Shares Outstanding (3/23/12) = 27.25 MM (1):**
  - Float = 18.13 MM
  - Held by Insiders = 32.5%
- **Market Capitalization (3/23/12) = $189 MM.**
- **>400% Growth in Market Capitalization in last 18 months.**
- **Improving Stock Liquidity:**
  - Average Daily Trading Volume for 12/2011 was >60,000 shares
  - Average Daily Trading Volume for 12/2010 was <10,000 shares
- **Trading well below NAV/share on Proved reserves only...**

Proved NAV/Share >$12 (2)

Historical Share Price and Volume



Adj Closing Share Price
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Average Volume
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Jan-08 Mar-08 May-08 Jul-08 Sep-08 Nov-08 Jan-09 Mar-09 May-09 Jul-09 Sep-09 Nov-09 Jan-10 Mar-10 May-10 Jul-10 Sep-10 Nov-10 Jan-11 Mar-11 May-11 Jul-11 Sep-11 Nov-11
Adjusted Close
Average Volume
SARATOGA RESOURCES, INC.
NYSE AMEX: SARA
SARA LISTED NYSE AMEX

Insider & Reporting Shareholders >5%

Name	No. of Shares Beneficially Owned
Thomas F. Cooke	6,140,422
Blackstone/GSO Capital	4,000,000
Macquarie Americas Corp.	3,300,000
Andrew C. Clifford	2,635,059

(1) *Approximately 29.1 MM shares, assuming 100% conversion.*
(2) *NAV = [SEC 1P PV10 – LT Debt (WCA)]/Shares O/S (diluted).*

Production Growth

Production has more than doubled in 15 months!



5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Net Boepd
1/1/2011
2/1/2011
3/1/2011
4/1/2011
5/1/2011
6/1/2011
7/1/2011
8/1/2011
9/1/2011
10/1/2011
11/1/2011
12/1/2011
1/1/2012
2/1/2012
3/1/2012

2011 Oil Versus Gas Mix

2011 Production by Commodity


Oil
64%
Gas
36%

2011 Revenues by Commodity


Oil
89%
Gas
11%

Average realized 2011 pricing: $108.35 oil, $4.20 gas

Grand Bay – Long Life Wells

- Grand Bay Field was discovered by Gulf Oil in 1938.
- Cumulative production of >258 MMBOE with 83% Oil versus Gas.
- Production has been from 65 individual reservoirs.
- 5.8 TCF and 600 MMBO deep/ultra-deep plus 50 BCF shallow potential identified and mapped.

There has never been a dry hole drilled at Grand Bay Field in >70 years!



> 258 MMBOE Cumulative Production thru 2011 (83%Oil) from 65 Pay Sands
TYPE LOG
SHALLOW GAS PLAYS
CONVENTIONAL OIL & GAS PLAYS
DEEP OIL & GAS
DEEP GAS & CONDENSATE
ULTRA DEEP GAS
PLIOCENE
MIOCENE
MIOCENE
PRE-MIOCENE
Salt Weld
- 2000'
- 4000'
- 6000'
- 8000'
- 10,000'
-12,000'
-14,000'
-16,000'
-18,000'
-20,000'
-22,000'

SARATOGA

Grand Bay – Long Life Wells

- **Currently producing from 36 wells >40 years old, including 12 wells from 1940s/1950s.**
  - A29 Well is an example of a well dating from 1947 with cum. prod. of 1.4 MMBoe to date from 4 sands.
  - QQ199 has produced 0.4 MMBoe from 1 sand since 1991 & has 10 future recompletions behind pipe, extending well life to 34 years.

Grand Bay Historical Production



Oil (bbl/mon)
Gas (MMcf/mon)
7-8% decline
7-8% decline
Historical
Projected
3rd party PDP decline 2x
Oil
Well Count
Gas
10000
1000
100
60
68
76
84
92
00
08
16

A29 WELL (1947)
CUM. 1.4 MMBOE
1A, 4, 19 sands: 1.2 MMBOE 6/47-6/90
3 sand: 244 MBOE + 254 MBW 9/90-



GRAND BAY FIELD
GPLD A #029-D
3 RC Sand
8-9% decline
Oil
Water
Gas
89
91
93
95
97
99
01
03
05
07
09
11
Oil Init Qi: 0.294Mbbl/mo
Oil Init Decl: 19 %
08/31/2009

QQ199 WELL (1991)
CUM. 0.56 MMBOE
7 sand: 0.56 MMBOE 7/91-



GRAND BAY FIELD
SL 1950Q #199
7 RC1 Sand
PLUS 4, X5, 6B, 8, 8A, X9, 10B/10C, 11A/11B SAND BHP'S!
12% decline
7% decline
Oil
Gas
Water
90
92
94
96
98
00
02
04
06
08
10
12
14
Oil Init Qi: 0.442Mbbl/mo
Oil Init Decl: 7 %
08/31/2009

50 Year Life Wells

The A88 well carries a 50+ year footprint of production history & shows minimal impact from hurricanes/storms as well as the long-life nature of production from water-drive reservoirs in Saratoga's Grand Bay Field. >50 years of production from one sand!



GRAND BAY FIELD
GPLD A #088
3 RC Sand
CAMILLE NO EFFECT
NOT CAUSED BY HURRICANE
NOT CAUSED BY HURRICANE
ANDREW NO EFFECT
OPAL NO EFFECT
ALISON NO EFFECT
IVAN MINIMAL EFFECT
KATRINA MINIMAL EFFECT
Oil (bbl/mon)
Gas (Mcf/mon)
Water (bbl/mon)
10
100
1000
100
1000
10000
1000
10000
100000
60
68
76
84
92
00
08
16
Oil[CA709]
Oil
Water
Gas
Gas[CA709]

Katrina, Category 5 hurricane in August 2005, only caused 30 days of production interruptions and $5.2 MM worth of damage to Grand Bay Field!

SARATOGA

Grand Bay Potential

GRAND BAY FIELD

>250 MMBOE CUM. PRODUCTION



NW
SE
Shallow Pleistocene Gas Amps
Shallow Pliocene Gas Amps
Approximate Top of Geopressure
Invictus Prospect U. Vig. Objective
Zeus Prospect Tex W Objective
THIS SEQUENCE IS PRODUCTIVE <10 MILES TO NORTH OF GRAND BAY IN MP/BS AREA
MIDDLE MIOCENE
LOWER TERTIARY
UPPER CRETACEOUS
BMU
Invictus Deep Prospect Tuscaloosa Objective
1 MILE
Zeus Prospect Big Hum Objective
Tuscaloosa
SARATOGA PROPRIETARY PSTM KIRCHOFF

Almost all wells stayed above geopressure with <5% of wells drilled below 13,000 feet & only 3 wells drilled >15,000 feet

SARATOGA

Grand Bay Deep Potential

REGIONAL SEISMIC TIE LINE GRAND BAY TO BRETON SOUND

SW | NE

GRAND BAY | MP-46 | BS-53


Coastline
Offset:
25 Sd
30 Sd
43 Sd
Big Hum
BMU
Cretaceous
BRETON SOUND GEOPRESSURED MID MIOCENE PLAY EXTENDS UNDER GRAND BAY
CENTURY EXPLORATION CURRENTLY PRODUCING >9000 BOEPD (33% LIQUIDS) FROM BS-53

Roux PUD, MP-46 Field

- **The QQ-24 "Roux" well in Main Pass 46 Field was drilled to a TD of 10,139' MD/9,235' TVD and encountered 13 sands with 111 feet of net pay TVT.**
- **This well typifies many of the "attic" or "fault chaser" development wells in Grand Bay.**

Arb Line A thru Roux and QQ-15 wells


SW
NE
QQ-15 Well
17 Sand
19 Sands
21 Sand
Roux Well

Saratoga MP47 SL 195QQ #24


12 Sand
13 Sand
19 Sand
SWC analysis:
Ave. k = 75 md, ϕ = 22%
19A Sand
21 Sand
SWC analysis:
Ave. k = 597 md, ϕ = 23%

Roux PUD, MP-46 Field

Saratoga MP47 SL 195QQ #24
NuTech Log Analysis



We have converted 6 PUDs and 1 ProbUD in addition to finding pay in an additional 6 sands with no prior booked reserves with post-drill estimated reserves[(1)] of 936-1103 MBOE 1P plus 573 MBOE 2P.





Completed in 21 Sand 10/2011

Pre-drill Reserve Categories:

Proved — *Probable* — *Not Booked*

[(1)] *Unaudited internal reserve estimates.*

QQ 202 PUD, Grand Bay


Proposed
QQ 202
Q192-GPC
2M Sd
6B Sd
13B Sd
15 Sd
17 Sd
21 Sd
25 Sd
30 Sd
2M
6B
10B
13B
17
21
25
30
43
Tex W Appraisal
likely following
QQ 202

- **696 MBOE 1P (61% Oil) in 8 target sands plus additional 3,271 MBOE 2P/3P (64% Oil) in 7 additional target sands.**
- **1.7 MMBOE potential currently unbooked.**

Sand	Saratoga Reserves*					
	Area, Acres	Volume, Ac-Ft	RF, BO/AF or MCF/AF	Reserves MBO	Reserves MMCF	Res Cat
3B Upper	7	24	595	14	7	PUD
3B Lower						PossUD
2M	22	83	664	55	38	PUD
4						PossUD
5	27	198	478	61	43	PUD
6A						PossUD
6B	108	702	405	212	295	PUD
7 Upper	26	124	354	44	22	PUD
7 Lower						PossUD
13B	14	94	535	27	54	PUD
13B	40	847	535	427	853	PossUD
14	111	516	1,140	29	589	ProbUD
15	24	657	1,254	9	824	PUD
17	17	313	1,039	6	325	PUD
43	200	3,000	621	745	1,863	PossUD
TOTAL-1P				**428**	**1,608**	
TOTAL-2P				**457**	**2,197**	
TOTAL-3P				**1,629**	**4,913**	

** Internal unaudited reserve estimates as of 3/1/2012.*

SARATOGA

QQ202 Tex W Target

Saratoga's Zeus Prospect is a low risk Tex W play updip from the A-60 well that tested >300 Bopd plus 700 Mcfpd from 4 DSTs in 1961. There are >2,000 acres of structure updip from the well but amplitude with AVO support covers 642 acres. Seismic attribute work supports an extensive oil/gas pool at the Tex W level.

43 Sand (Tex W) Mid Offsets Amplitude


A-60 Well
QQ 202
Path
ZEUS


A-60 Well
PROPOSED
QQ 202
NW
Tex W (43) sand tested 323 BOPD, 745 MCFD plus 180 BWPD from 15964-16102' interval.
Tex W Sequence

Proprietary Saratoga 3D PSTM data

Saratoga has estimated potential P50 reserves of 128 BCF and 6.4 MMBO for the Tex W alone with 1.4 TCF and 70 MMBO upside for the combined Tex W and Big Hum, although only the Tex W will be evaluated by the QQ202 well.

Invictus Prospect, GB Deep

Saratoga's Invictus has striking similarities to Davy Jones but with the primary objective being Tuscaloosa sands and Lower Cretaceous carbonates…



North
Davy Jones #2
Davy Jones #1
-4500
-5000
-5500
-6000
-6500
-7000
-7500
Time in Seconds
Yegua/Wilcox
Paleocene
U Cretaceous Clastics
Carbonates
EOCENE
TUSCALOOSA
ALBIAN
TD 29,121'MD
PTD 28,950MD

Davy Jones 2-6 TCFE



Saratoga HBP
Potential Gas Cap
Potential Oil Leg

Invictus 3.6 TCFE

Shallow Gas Potential

Grand Bay has potential for up to 50 Bcf of undeveloped, shallow Pliocene gas below 5,000 feet. Saratoga reprocessed the 3D survey, tied in to proven shallow gas pay sands and ran PNL logs in shallow sections of some wells.

Original 1993 AGC Migration



SW
NE
Severe Mute
½ Mile

2008 PSTM RAP Reprocessing



SW
NE
Modest Mute
½ Mile



3D VISUALIZATION CUBE WITH AQF ATTRIBUTES, GRAND BAY

V-16 Development Options



3763 #14 "Mesa Verde" PUD
Marg A Objectives
15.5 BCF + 7 MBC 1P
12.4 BCF + 7 MBC 2P
28.6 BCF + 14 MBC 3P
TOTAL = 56.5 BCF + 28 MBC
3763 #15 "Sequoia" PUD
LF Sand Objectives
12.9 BCF + 322 MBC 1P
6.1 BCF + 152 MBC 2P
11.9 BCF + 6 MBC 3P
TOTAL = 30.9 BCF + 480 MBC
SARATOGA 2 MILE 10" PIPELINE TO WILLIAMS TIE-IN
LJS-1 Ultra-Deep Wilcox Location
17156 #2 "Bryce" Well
Rob 54 Objectives
10 BCF + 72 MBC 3P
TOTAL = 10 BCF + 72 MBC
3762-9 "Zion" PUD
LF Sand Objectives
9.5 BCF + 310 MBC 1P
TOTAL = 9.5 BCF + 310 MBC
SARATOGA PLATFORM
3763 #16 "Acadia" PUD
LF Sand Objectives
18.9 BCF + 1829 MBC 1P
TOTAL = 18.9 BCF + 1829 MBC
4
18
17
16
LJS-1
Platform
3762-9
3763-15
3763-14
3763-16
17156-2

- **Saratoga has rights to all depths.**
- **Saratoga owns platform with 100 MMCF/D capacity plus 2 mile 10" pipeline to shore.**
- **Total 3P reserves = 23 MMBOE (1).**

Saratoga Leases

McMoRan Leases

Saratoga PUD/Prospect Outlines

(1) Not including Ultra-Deep potential in Long John Silver Prospect.

V-16 Ultra-Deep Potential

Saratoga's Long John Silver Ultra-Deep Prospect lies in the heart of the Lower Wilcox Play Fairway



Lower Wilcox
Sand Fairway
Approximate
Line of Cross
Section
~30 Miles
Lineham Creek 20571
#1 Drilling Ahead
>7,000' with 29,000'
PTD
Long John Silver #1
Ultra-Deep Wilcox
Proposed Location
~30 Miles
Davy Jones #1
Discovery
Est. 1st Production
4/2012
Davy Jones #2
Appraisal
Est. 1st Production
late 2012
Saratoga Leases
McMoRan Leases
Chevron Leases

V-16 Ultra-Deep Potential



Transition Zone
S
Offshore Vermilion
Coastline
Vermilion Parish
N
Pleistocene
Pliocene
Miocene
Frio
U Wilcox
L Wilcox
Top K
Sub-weld Eocene Play
Sub-weld L. Cretaceous Play
Counter regional Sub-salt trend
~30,000'
0 mi
30 mi
Saratoga's Long John Silver Prospect

Long John Silver Prospect covers an area of >10,000 acres in Louisiana state leases with multi-TCF potential in Wilcox/Cretaceous objectives between 22,000-30,000'.

Seismic line courtesy of UT Deep Shelf Consortium

Long John Silver Prospect



Long John Silver
Sequoia
Mesa Verde
Acadia
North
South
0'
5000'
10000'
15000'
20000'
25000'
30000'
35000'
Plio-
Pleistocene
U. Miocene
Salt Weld
M. Miocene
Oligocene
Eocene
Tuscaloosa
35,000'



- Ultra-deep objectives in Lower Wilcox, Tuscaloosa and Lower Cretaceous carbonates between 22,000-32,000'.
- Resource potential of 2.4 Tcfe, attributable to SARA's 4,000 acres, assuming 400' net pay in Eocene Wilcox/Lwr Cretaceous with recovery factor of 1500 Mcf/AF.

SARATOGA

5 Year Base Case Schedule[1]

Saratoga has an extensive drilling inventory including but not limited to the following…

2012	2013	2014	2015	2016
Mesa Verde 3763-14 PUD **North Tiger** 20433-1 Dual PUD **Rocket** QQ202 PUD* **Winston** QQ189 PUD** **Jupiter** QQ210 PUD*** **Buddy** QQ201 ST PUD	Charlie PUD Scooby PUD DP10 PUD QQ24 Acc PUD Acadia PUD Bryce Lilly PUD QQ207 Offset PUD Duckpond A188 Loc C PUD Sequoia PUD Zion PUD	QQ204 Offset PUD QQ215 PUD A191 Twin PUD DP10 Twin PUD Blackjack PUD QQ216 PUD A120 Updip PUD Invictus UVig Denali PUD Coquille Monster A192 PUD	NW Blackjack PUD QQ166 Offset PUD QQ151 Updip QQ45 Twin Deep QQ Loc A Lonesome Dove A190 Loc E	QQ Loc B QQ Loc E QQ Loc G A189 Loc D QQ212 East Blackjack SE Blackjack QQ63 Updip Rex Thor QQ Loc F

* *Formerly QQ196 Offset PUD with DPW to Zeus Tex W.*
** *Formerly QQ34 Offset PUD.*
*** *Not currently booked.*

Unscheduled Deep Wells:

Invictus Deep
Long John Silver
Orpheus
Poseidon
Rhea
Zeus Deep

Unscheduled Shallow Gas Wells:

Bad Boy	Oyster
BLT	Po' Boy
Café O Lay	PBJ
Cheez Whiz	Pop Tart
Chipolata	Salami
Et-Too-Fay	Sweet Pea
Krispy Kreme	T-Bone
Lucky Dog	Twinkie

The 5 year drilling schedule can be managed without additional capital raises!

[1] *Nominal drilling schedule subject to change depending on commodity pricing, available cash flow, rig availability, weather and substitution of better projects.*

Accelerated Drilling Schedule

In its Accelerated Case, Saratoga plans to drill up to 14 exploration and development wells in the next 2 years …

Field	Well	Capex, $M	Reserves - 8/8th's		Res Cats	No. of Sds	Initial Rate - 8/8th's	
			MBO	MMCF			BO/D	MCF/D
Breton Sound 18	20433 #1 - North Tiger (dual)	$6,680	243	1,724	P,R,S	4	200	2,360
Vermilion 16	3763 #14 - Mesa Verde	$19,500	458	46,543	P,R,S	7	5	8,000
Grand Bay	QQ 202 - Rocket / Zeus Tex W	$16,500	745	1,863	P,R,S	10	1,250	5,000
Grand Bay	QQ 189 - Winston	$5,600	405	2,302	P,R	5	232	2,000
Grand Bay	QQ 201 area - Buddy	$4,000	325	209	P	4	200	93
Grand Bay	QQ 210 - Jupiter	$5,600	200	3,236	P,R	2	500	5,000
Breton Sound 32	1227 O-1 redrill - Charlie	$4,000	174	70	P	1	200	80
	TOTAL 2012	**$61,880**	**2,550**	**55,947**		**33**	**2,587**	**22,533**
Grand Bay	A60 offset thru Big Hum - Zeus	$20,500	3,772	33,827	P,S	6	2,000	20,000
Vermilion 16	3763 #15 - Sequoia	$16,000	480	30,841	P,R,S	3	200	8,000
Grand Bay	DP 10 (dual)	$5,600	429	2,046	P,R	6	158	2,000
Grand Bay	QQ 24 Acceleration (dual)	$6,600	88	2,961	P	4	212	3,180
Grand Bay	QQ 207 Offset (dual)	$6,600	362	497	P	5	510	828
Grand Bay	QQ 202 Acceleration	$5,600	636	754	P,S	7	200	225
Grand Bay	SL 195 QQ Loc F	$9,500	218	2,525	R	1	431	5,000
	TOTAL 2013	**$70,400**	**5,985**	**73,451**		**32**	**3,711**	**39,233**



4/12 5/12 6/12 7/12 8/12 9/12 10/12 11/12 12/12 1/13 2/13 3/13 4/13 5/13 6/13 7/13 8/13 9/13 10/13 11/13
Rig 1
Rig 2
Development Well
Development Well with Exploratory Tail

…with total capital expenditures of $132 MM for 30.1 MMBOE and additional production of >16,000 Boepd

Capital Expenditures

2012 Base
$51.8M


Exploration
2%
Development
98%

2012 Accelerated
$76.3MM


Exploration
23%
Development
77%

2013 Base
$67.9MM


Exploration
4%
Development
96%

2013 Accelerated
$101.5MM


Exploration
22%
Development
78%

Peer Group F&D Costs

For The Year Ended December 31, 2011



$/BOE
$52.90
$26.44
$22.74
$22.12
$18.67
$15.74
$14.48
$12.59
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
SARA ²
Peer 7
Peer 8

(1) Peer Group includes ATPG, CPE, EPL, EXXI, MMR, SGY and WTI. Peer company results not presented in alphabetical order in chart.

(2) Finding & development costs = $12.80/BOE excluding $2.94/BOE facilities and infrastructure costs incurred in 2011

Production Growth

Expecting 40-50% growth in production in 2012 with exit rate >5,000 net Boepd [(1)].



1,400
1,200
1,000
800
600
400
200
0
MBOE
Gas
Oil
865
946
36%
64%
36%
64%
45%
55%
2010
2011
2012e

(1) Based on actual historical data plus estimate from company financial modeling; e = estimate.

EBITDAX Margin Growth

Delivering Strong EBITDAX Margins (1) …



$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$0.00
Realized Prices 1
$/BOE
$46.91
$5.79 (12%)
$5.60 (12%)
$20.29 (43%)
$15.23 (32%)
$61.00
$6.03 (10%)
$6.83 (11%)
$18.43 (30%)
$29.71 (49%)
$80.54
$6.44 (8%)
$9.09 (11%)
$20.93 (26%)
$44.08 (55%)
2009
2010
2011
EBITDAX
Lease Operating Expense 2
G&A 3
Production & Sev. Taxes

(1) Excludes Gain on Hedging $6,546M in 2009 and $262M in Q1 2010.
(2) Includes Workover Expense of $2.16, $2.49 and $2.82 in 2009, 2010 and 2011, respectively.
(3) Includes Financing Expense of $0.89 in 2011, Excludes Non-Cash Portion of G&A.

Cash Cost Per BOE

All-in Cash Cost Per Boe



$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
Cash Cost Per Boe $/Boe
$59.75
$57.28
$55.18
$5.79 (10%)
$5.60 (9%)
$28.06 (47%)
$20.29 (34%)
$6.03 (11%)
$6.83 (12%)
$25.99 (45%)
$18.43 (32%)
$6.44 (12%)
$9.09 (16%)
$18.72 (34%)
$20.93 (38%)
2009
2010
2011
Lease Operating Expense ¹
Interest Expense ²
G&A ³
Production & Sev. Taxes

(1) Includes Workover Expense of $2.16, $2.49 and $2.82 in 2009, 2010 and 2011, respectively.
(2) Includes Amortization of Debt Discount of $1.30, $2.88 and $2.35 in 2009, 2010 and 2011, respectively.
(3) Includes Financing Expense of $0.89 in 2011, Excludes Non-Cash Portion of G&A.

Discretionary Cash Flow



Discretionary Cash Flow
($ in millions)
DCF, $MM
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$-
$6.2
$30.5
2009
2010
2011
Discretionary Cash Flow



Discretionary Cash Flow Per Diluted WA Common Share Outstanding ($/share)
DCF / Diluted WA Share $/share
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$-
$0.36
$1.36
2009
2010
2011
Discretionary CF / Diluted WA Share Outstanding

Net Debt (WCA)/EBITDAX

Net Debt (WCA) (1), EBITDAX
($ in millions)


$126
$129
$117
$28.7
$27.9
$47.9
Net Debt (WCA)
EBITDAX
2009
2010
2011

Net Debt (WCA) (1) / EBITDAX Ratio


4.4 x
4.6 x
2.4 x
Net Debt (WCA) / EBITDAX
2009
2010
2011

(1) Net Debt = LT Debt - Unamortized Discount - Positive WC

Insurance Considerations

- All fields except Vermilion 16 considered as “onshore” by state of Louisiana.
- All fields within 3 miles of shore on parish/state lands.
- Hurricane-resistant facilities.
- We have experienced direct hits from Katrina and Gustav/Ike with minimal downtime and damage.
- “Deeper water” facilities in 20 feet WD with 30+ feet air gap.
- Wells remotely tied back subsea to facilities (“Hub-and-spoke”).
- Gross 107 active wells with 84 oil/23 gas and only 2 completed in overpressured reservoirs.
- SSCV’s in most wells reducing risk of spill.
- Most wells require gas lift to flow thereby reducing spill risk.

Investment Considerations

- Stock positioned to deliver compelling near-term growth.
- Goal to become a $1 billion company via organic growth.
- Company continues to pursue opportunistic acquisitions.
- Strong HBP Position with >32,000 Net Acres.
- 100% WI in virtually all Wells with all rights/all depths.
- Low Hanging Fruit with 55 Recompletion/Workover Opportunities.
- Large Inventory of 24 PUD Wells with Multiple Objectives.
- Long Life Reserves with R/P Ratio of >20 Years.
- Huge Upside in Exploratory Drilling Inventory.
- 65% Oil-Weighted Production with LLS/HLS Premium Pricing.
- Projects with <12 Month Payouts.
- Trading Well Below NAV/Share of Proved Reserves.
- Management has "Skin" in the Game with 32.5% of Common Stock.

Appendix

Net Income to EBITDAX

Reconciliation of Net Income (Loss) to EBITDAX

	2009	2010	2011
Net income (loss) as reported	$ (26,994,365)	$ (19,441,528)	$ 20,845,941
Exploration expense	1,145,724	1,921,943	596,065
Loss on plugging and abandonment	-	-	393,599
Dry hole costs	-	-	3,912,823
Depreciation, depletion and amortization	14,577,949	16,001,826	15,591,048
Impairment expense	-	-	641,791
Accretion expense	1,439,437	1,668,268	1,672,900
Gain on revision of asset retirement obligations	-	-	(303,633)
Stock-based compensation	577,968	2,570,144	943,119
Interest expense, net	27,482,145	22,469,584	17,698,849
Reorganziation expenses	5,656,499	2,198,359	436,092
Loss on settlement of accounts payable	-	990,786	-
Income tax provision (benefit)	(9,719,825)	285,838	(6,839,117)
Unrealized hedging (gain) loss	10,576,301	(435,049)	-
Gain on extinguishment of debt	-	-	(7,708,486)
Hurricane costs	181,640	-	-
Other development expenditures	3,741,604	-	-
EBITDAX	$ 28,665,077	$ 28,230,171	$ 47,880,991

Net Income to DCF

Reconciliation of Net Income (Loss) to Discretionary Cash Flow

	2009	2010	2011
Net income (loss) as reported	$ (26,994,365)	$ (19,441,528)	$ 20,845,941
Exploration expense	1,145,724	1,921,943	596,065
Loss on plugging and abandonment	-	-	393,599
Dry hole costs	-	-	3,912,823
Depreciation, depletion and amortization	14,577,949	16,001,826	15,591,048
Impairment expense	-	-	641,791
Accretion expense	1,439,437	1,668,268	1,672,900
Gain on revision of asset retirement obligations	-	-	(303,633)
Stock-based compensation	577,968	2,570,144	943,119
Loss on settlement of accounts payable	-	990,786	-
Debt issuance and discount	1,274,413	2,918,246	2,211,954
Income tax provision (benefit)	(9,932,345)	-	(6,839,117)
Gain on extinguishment of debt	-	-	(7,708,486)
Unrealized derivative (income) expenses	10,576,301	(435,049)	-
Hurricane costs	181,640	-	-
Other development expenditures	3,741,604	-	-
Other income - prior acquisition adj.	-	-	(1,426,779)
Discretionary Cash Flow	$ (3,411,674)	$ 6,194,636	$ 30,531,225

LLS/HLS Crude Pricing

- **Light Louisiana Sweet (LLS) pricing on 3 assets:**
  - Grand Bay
  - Little Bay
  - Vermilion 16
- **LLS quality adjustment ranges from $14/Bbl to >$33/Bbl premium to WTI since 3/2011.**
- **Premium expected to be >$5/Bbl thru 2014.**

- **Heavy Louisiana Sweet (HLS) pricing on 6 assets:**
  - Breton Sound 31
  - Breton Sound 32
  - Breton Sound 51
  - Grand Bay
  - Main Pass 25
  - Main Pass 46
- **HLS quality adjustment ranges from $14/Bbl to >$33/Bbl premium to WTI since 3/2011.**
- **Premium expected to be >$7/Bbl thru 2014.**

…and Natural Gas priced at 105% of Henry Hub

Saratoga ranks highly versus peers with $50.66 EBITDAX/Boe & with >64% of production being oil.



Daily Settlements for LLS/WTI & HLS/WTI Spread Calendar Swap Futures
Historical
Projected
Settlements vs. WTI, $/Bbl
$25
$20
$15
$10
$5
$0
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12
Feb-13
Apr-13
Jun-13
Aug-13
Oct-13
Dec-13
Feb-14
Apr-14
Jun-14
Aug-14
Oct-14

http://www.cmegroup.com/trading/energy/crude-oil/lls-crude-oil-argus-vs-wti-calendar-spread-swap-futures_quotes_settlements_futures.html


SARA
LISTED
NYSE
AMEX
SARATOGA
RESOURCES, INC.